SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    May 14, 2004

                                             LSB INDUSTRIES, INC.
                                (Exact name of registrant as specified in its charter)

           Delaware                              1-7677                             73-1015226
        (State or other                      (Commission File                    (IRS Employer
         jurisdiction of                        Number)                         Identification No.)
         incorporation)

        16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                         73107
         (Address of principal executive offices)                                  (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                                    Not applicable
                        (Former name or former address, if changed since last report)

Item 7. Exhibits

(c)     Exhibits

        Exhibit Number             Description
         99.1                       Press release dated May 14, 2004

Item 12.     Results of Operations and Financial Condition.

 On May 14, 2004, LSB Industries, Inc. (the "Company") issued a press release to report its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            LSB INDUSTRIES, INC.

                                                            By: /s/ Tony M. Shelby
                                                                Tony M. Shelby,
                                                                Executive Vice President and
                                                                (Chief Financial Officer)